UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2004

The Phoenix Group Corporation (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-20354 (Commission file number)	23-2596710 (Employer Identification No.)

2100 McKinney Ave., Suite 1555 (Address of Principal Executive Offices)	75201 (Zip Code)

214-382-3630 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Phoenix Group Corporation published a press release dated December 23, 2004 announcing that the company’s subsidiary, Lighting Science, Inc., will be merged into the parent company and that the name of the parent company will be changed from The Phoenix Group Corporation to Lighting Science Group Corporation on or about January 1, 2005.
Exhibits

99.1	Press release dated December 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

______/s/ Ronald E. Lusk_________________
(Registrant)
_______December 23, 2004_____
Date
_______/s/ Ronald E. Lusk_________________
By Ronald E. Lusk, in his capacity as Chairman
of The Phoenix Group Corporation